UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  06/17/2005

Tercica, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-50461

Delaware	26-0042539
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

651 Gateway Boulevard
Suite 950
South San Francisco, CA 94080
(Address of Principal Executive Offices, Including Zip Code)

(650) 624-4900
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

June 17, 2005 - Tercica, Inc. announced that Tercica and its co-plaintiff, Genentech, Inc., have filed a request to withdraw their motion for a preliminary injunction against Insmed Incorporated and Celtrix, Inc., in the United States District Court for the Northern District of California.

Item 9.01.    Financial Statements and Exhibits

Press release entitled "Tercica Files Request to Withdraw Motion for A Preliminary Injunction Against Insmed and Celtrix," dated June 17, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Tercica, Inc.

Date: June 17, 2005.	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Senior Vice President of Legal Affairs

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release entitled "Tercica Files Request to Withdraw Motion for A Preliminary Injunction Against Inmed and Celtrix," dated June 17, 2005